CERTAIN INFORMATION CONTAINED IN THIS EXHIBIT, MARKED BY [***], HAS BEEN EXCLUDED FROM THIS EXHIBIT BECAUSE THE REGISTRANT HAS DETERMINED THAT IT IS BOTH NOT MATERIAL AND IS THE TYPE THAT THE REGISTRANT TREATS AS PRIVATE OR CONFIDENTIAL.

CONFIDENTIAL
EXECUTION COPY

AMENDMENT NO. 1 TO
DEVELOPMENT AND COMMERCIALIZATION AGREEMENT

This Amendment No. 1 to the Development and Commercialization Agreement (“Amendment”) is dated as of May 09, 2025 (“Effective Date”), by and between Beta Bionics, Inc. (“Beta”) and Abbott Diabetes Care Inc. (“ADC”).

WHEREAS, Beta and ADC are parties to that certain Development and Commercialization Agreement dated as of April 2, 2024 (the “Agreement”); and

WHEREAS, Beta and ADC wish to amend the Agreement as set forth herein, effective as of the Effective Date.

NOW, THEREFORE, in consideration of these premises, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the Parties hereto agree as follows.

1.
Definitions. Capitalized terms used herein and not otherwise defined shall have the meaning ascribed to such terms in the Agreement.
2.
The following definitions will be added to Article I:

“GKS Documentation” means the specifications provided by or on behalf of ADC to Beta and its Affiliates for use with the GKS Sensor which include [***].

“GKS Security Credentials” means the security credentials provided by or on behalf of ADC to Beta and its Affiliates including private keys and valid certificates to enable secure communication with the GKS Sensor.

“GKS Sensor” means the on-body device (including in vivo continuous glucose and ketone monitoring sensor electronics, and functions performed by the electronics (e.g. communication)), developed by and/or marketed by ADC, as well as any updates to such on-body device.

“GKS Technology” means GKS Documentation and GKS Security Credentials.

“Ketone Data” means [***].

3.
The definition “FreeStyle Libre App” is hereby deleted and replaced with the following:

“FreeStyle Libre App” means any continuous glucose monitor application marketed by ADC, specifically excluding any application(s) developed by Beta, as compatible with the Freestyle Libre 3 Plus Sensor or the GKS Sensor included as part of an approved Development Plan.

4.
The definitions for “ADC Highly Confidential Information” (Section 1.35), and Section 3.6(a) (Use of ADC Highly Confidential Information) are hereby amended to add “or GKS Technology” after “FreeStyle Libre Technology”.

5.
The definition “Beta Libre Code” (Section 1.22) is hereby amended to [***].
6.
The definition “CGM Matters” (Section 1.30) is hereby amended to [***].
7.
The definition “CGM System” (Section 1.31) is hereby amended to [***].
8.
The following is hereby added to the end of Section 3.1(a) (Development Program Generally):

“The Parties shall negotiate in good faith and present to the JSC for approval within [***] after the effective date of Amendment No. 1 to this Agreement a development plan to cover the GKS Sensor, which plan shall be considered as part of the Development Plan.”

9.
Section 3.1(b) (Development Program Generally) is hereby amended to add “or the terms of the Development Plan to cover the GKS Sensor within such [***] period” after “[***] period”.
10.
Section 3.3(b) (ADC Development Activities) is hereby amended to add “and GKS Technology” after “FreeStyle Libre Technology”.
11.
Section 3.6(d) (Use of ADC Highly Confidential Information) is hereby amended to [***].
12.
Section 3.6(e) is hereby amended to [***].
13.
The following is hereby added after the first sentence in Section 7.1(a) (Commercialization Plan):

“The Parties shall negotiate in good faith to update the existing commercialization plan for Freestyle Libre 3 Plus to include any necessary information regarding the GKS Sensor. This updated plan shall be presented to the JSC for approval at least [***] before the target commercial launch date of the GKS Sensor, (as determined solely by ADC). Abbott shall initiate the amendment of the existing Commercialization Plan, including details on its GKS launch strategy, to facilitate Beta planning for the commercial launch.”

14.
The following is hereby added to the end of Section 8.1 (Quality Agreement):

“Within [***] after the effective date of Amendment No. 1 to this Agreement, the Parties shall negotiate in good faith any necessary amendments to the Quality Agreement to cover the addition of the GKS Sensor. If the Parties are unable to reach agreement on the terms of the Quality Agreement to cover the addition of the GKS Sensor at least [***] before the first Target Launch Date for such GKS Sensor, the matter will be addressed at the next JSC meeting and, if the JSC is unable to resolve the matter, either Party may refer the matter to the Senior Officers for resolution pursuant Section 2.5.”

15.
Article IX is hereby amended to add a new Section 9.4 as follows:

“[***].”

16.
No Other Amendments. Except as modified herein, all other terms of the Agreement shall remain in full force and effect.
17.
Conflicts. In the event of a conflict between the Agreement and this Amendment, this Amendment shall govern.

18.
Counterparts. This Amendment may be executed in counterparts, each of which shall be deemed to be an original and all of which together shall be deemed to be one and the same instrument.

{Signature Page Follows}

CERTAIN INFORMATION CONTAINED IN THIS EXHIBIT, MARKED BY [***], HAS BEEN EXCLUDED FROM THIS EXHIBIT BECAUSE THE REGISTRANT HAS DETERMINED THAT IT IS BOTH NOT MATERIAL AND IS THE TYPE THAT THE REGISTRANT TREATS AS PRIVATE OR CONFIDENTIAL.

CONFIDENTIAL
EXECUTION COPY

IN WITNESS WHEREOF, this Amendment has been executed by the duly authorized representatives of Beta and ADC on the date first set forth above.

ABBOTT DIABETES CARE INC.

By: /s/ Ruchi Varshneya

Name: Ruchi Varshneya

Title: DVP, Global Strategic Marketing

Date: May 8, 2025 | 7:21:41 PM CDT

BETA BIONICS, INC.

By: /s/ Stephen Feider

Name: Stephen Feider

Title: CFO

Date: May 9, 2025 | 2:04:39 PM CDT